EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of EMPS Corporation, on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Louis Naegle, Chief Executive Officer and Laird Garrard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:   November 19, 2002                 /s/ Louis Naegle
                                         ---------------------------------------
                                          Louis Naegle, Chief Executive Officer



Date:    November 19, 2002                /s/ Laird Garrard
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                                          Laird Garrard, Chief Financial Officer